Events after the reporting period	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Events after the reporting period
33.	Events after the reporting period
On March 22, 2022, Interbank’s Board of Directors approved, subject to market conditions, the issuance of unsecured corporate bonds to be placed in the international and/or domestic market under Rule 144A and/or Regulation S of the U.S. Securities Act of 1933, with a maturity of up to 10 years and up to an amount of US$500 million or its equivalent in Soles (“New Bonds”).
Subject to market conditions, these new bonds may be issued (i) through one or more issues in U.S. Dollars and/or Soles, including the reopening of any such new Bond issues, and/or (ii) be issued for the formulation of one or more exchange offers, tender offers and/or redemption options for some or all of the corporate bonds previously issued by the Bank and in circulation (the “Current Bonds”).
On April 13, 2022, IFS closed a transaction by means of which it acquired 50 percent of Procesos de Medios de Pago S.A.’s capital stock (henceforth “PMP”). The aforementioned acquisition, led IFS to hold directly and indirectly 100 percent of the issued capital stock of PMP. Before this transaction, IFS held indirectly 50 percent of PMP’s capital stock through its subsidiary Interbank. As of December 31, 2021, the balance of the investment in PMP is presented within the caption “Investments in associates”, see note 10(a).